March 31, 1999

semi-annual

report

Calvert Income Fund

Calvert
Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund



         printed on recycled paper
         using soy-based inks

Table
of
Contents

President's Letter
1

Portfolio
Manager Remarks
2

Schedule
of Investments
4

Statement
of Assets and Liabilities
6

Statement
of Operations
7

Statements
of Changes in
Net Assets
8

Notes to
Financial Statements
9

Financial Highlights
12

Shareholder Meeting Update
14

Y2K Update
15

[photo of Barbara Krumsiek, no caption]

Dear Shareholders:
The stock market appears to be on its way to a fifth straight year of 20% plus returns. The pundits are running out of superlatives. The Dow Jones Industrial Average produced a total return of 25.86%, closing in on a record-breaking 10,000 level near the end of the March quarter. The NASDAQ Composite index, supercharged by the technology sector, generated a total return of 45.57% over the same six-month period.

The current economic environment for investors is exceedingly positive. Interest rates and inflationary expectations are low and the US economy remains in an expansion mode. The world's largest economy is now in its fifth year of GDP growth in excess of 4%.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term US Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the months ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
April 28, 1999

Greg Habeeb
of Calvert Asset Management Company

What were the driving forces in the credit markets?
The credit markets rallied significantly over the last six months as the one-year bear market in the spread between non-government bonds and Treasury bonds came to a screeching halt. When market participants became comfortable with the idea that the Russian debacle was not necessarily going to be repeated in other parts of the world, they started to purchase non-government bonds. The flight to quality reversed itself as Treasury yields rose significantly.

Institutions followed suit by issuing large amounts of bonds, including a record number of billion dollar plus deals. Right through the end of the first quarter of 1999, these deals have been extremely well received.

What was your strategy?
When spreads widened significantly, we purchased some of the more out-of-favor names and/or structures (step-up bonds, trust preferreds, Japanese banks, etc.) aggressively at semi-distressed levels. We were also extremely active in the new issue market since most such bond offerings came with generous concessions to the marketplace. Combined with our normal style of relative value trading, our activity increased dramatically and our turnover rose. It is our belief that single A bonds are, as a class, rich(overvalued) relative to both higher and lower rated bonds. For that reason, we have sold many of our single A holdings and purchased higher and lower rated bonds.

How did the Fund perform relative to its peer group?
Our active management style paid off handsomely as the Income Fund performance trounced both the Lipper corporate debt funds BBB Average and the Lehman Aggregate Bond Index. Over the last six months, the Income Fund outperformed the Lipper BBB average by over 600 basis points and the Lehman Aggregate by over 700 basis points.

What should investors expect in the coming months?
Currently the Treasury market has entered a trading range with Federal Reserve policy in neutral. Continued low inflation eliminates the need for a tighter policy and an economy that seems to be expanding eliminates the need for any stimulating rate cuts. In this environment, the credit markets appear stable.

With the ongoing paydown of Treasury securities, there has been a hearty appetite for all spread product. We would expect this trend to continue as long as there are no negative fundamental developments in the troubled economies of Asia and Latin America. However, we continue to be somewhat defensive in our portfolio management style because of global risks.

April 28, 1999


Calvert Income Fund Portfolio Statistics
March 31, 1999

Investment Performance
                            6 Months        12 Months
                               ended            ended
                             3/31/99          3/31/99
Class A                        7.14%           11.43%
Class I                          N/A              N/A
Lehman Aggregate
Bond Index TR                (0.16)%            6.49%
Lipper Corporate
Debt Funds
BBB Rated Average              0.44%            4.07%

Maturity Schedule
                    Weighted Average
                             3/31/99          9/30/98
                            11 years         15 years

SEC Yields
                       30 days ended
                             3/31/99          9/30/98
Class A                        5.52%            7.51%
Class I                        6.59%              N/A

Portfolio Quality Structure

AAA                              17%
AA                                8%
A                                16%
BBB                              45%
BB                                6%
B                                 4%
NR                                4%
Cash & Cash Equivalents           --
                                100%

Investment performance does not reflect the deduction of any front-end sales charge.
TR represents total return.

Source: Lipper Analytical Services, Inc.

NR: Obligation is not rated by a commercial credit rating service, such as Moody's Investors Services, Inc., or Standard & Poor's Corporation; obligation has been determined to be of appropriate quality for the Portfolio by Calvert Asset Management Company, Inc., the Investment Advisor.

Portfolio Statistics
March 31, 1999

Average Annual Total Returns

                             Class A
                       As of 3/31/99
One year                       7.27%
Five year                      7.87%
Ten year                       8.91%
Since inception                9.86%
(10/12/82)

                             Class I
                       As of 3/31/99
Since inception                  N/A
(3/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]
Calvert Income Fund $23,644
Lehman Aggregate Bond Index $23,848
Lipper Corporate Debt Funds BBB Rated Index $23,171


Total returns assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. Past performance is no guarantee of future results.

Schedule of Investments
March 31, 1999

                                                 Principal
Debt Securities - 105.0%                            Amount            Value
Corporate Bonds - 83.0%
Atlantic Mutual Insurance Co, 8.15%,
     2/15/28  $500,000                            $430,710
Colonial Bank, 8.00%, 3/15/09                    1,000,000          981,200
Computer Association International, Inc.,
     6.25%, 4/15/03                              2,500,000        2,460,400
Conseco Financial Trust III, 8.796%,
     4/1/27                                      1,750,000        1,587,565
Conseco, Inc. Medium Term Notes, 6.40%,
     6/15/01                                     1,500,000        1,473,810
Conseco, Inc. 6.80%, 6/15/05                     1,000,000          957,580
Dillards Inc., 6.39%, 8/1/03                       500,000          500,375
Dime Capital Trust I, 9.33%, 5/6/27              1,500,000        1,586,970
Federated Department Stores Inc, 6.30%,
     4/1/09                                      1,000,000          986,570
Florida Windstorm Underwritting, 7.125%,
     12/25/19                                    1,500,000        1,504,065
Fuji JGB Investment LLC, 9.87%, 12/31/49         1,500,000        1,342,500
General Motors Acceptance Corp, 6.15%,
     4/5/07                                      3,000,000        2,999,958
Hospitality Properties Trust, 7.00%, 3/1/08      1,000,000          922,350
Interpool CapitalTrust, 9.875%, 2/15/27          2,000,000        1,756,020
Interpool Inc, 7.20%, 8/1/07                     1,500,000        1,266,465
Lehman Brothers Holdings Inc, 6.375%,
     3/15/01                                     2,000,000        1,996,280
Mark IV Industries Inc, 7.50%, 9/1/07              750,000          709,237
Merita Bank Ltd., 7.15%, 12/29/49                1,700,000        1,690,191
News America Inc., 6.70%, 5/21/04                1,000,000        1,016,449
North American Mortgage, 7.315%, 8/25/03         1,500,000        1,521,150
Onbank Capital Trust I, 9.25%, 2/1/27            2,000,000        2,199,960
Orion Capital Trust II, 7.70%, 4/15/28           1,000,000          847,240
Pacific Bell, 6.25%, 3/1/05                      1,000,000        1,016,350
Pepco Energy Transition Trust, 6.13%, 3/1/09     1,000,000          990,000
Skandinaviska Enskilda Bank, 6.50%, 12/29/49     1,000,000          969,175
Sovereign Bancorp, Inc., 6.75%, 9/1/00           2,150,000        2,148,431
Swedbank Sparbank Svenge, 7.50%, 9/27/49         1,000,000          971,906
Union Bank Norway, 7.35%, 12/31/49               2,000,000        2,020,700
Xerox Capital Trust, 8.00%, 2/1/27               2,210,000        2,254,443
Zurich Capital Trust, 8.376%, 6/1/37             1,500,000        1,591,095
     Total Corporate Bonds (Cost $42,994,075)                    42,699,145

Mortgage Securities - 0.0%
Government National Mortgage Association, Pool 137518,
     11.00%, 10/15/15                                1,087            1,222
         Total Mortgage Securities (Cost $1,127)                      1,222

Municipal Bonds - 4.3%
Chickasaw Nation Oklahoma Certificate of Participation,
     10.00%, 8/1/03*                               856,219          770,597
Dauphin County Pennsylvania Health Center General Authority
     Revenue Bonds, 6.90%, 9/1/10                1,435,000        1,435,330
         Total Municipal Bonds (Cost $2,291,219)                  2,205,927

US Treasury - 2.0%
US Treasury Bonds, 5.25%, 11/15/28               1,100,000        1,026,542
         Total US Treasury (Cost $1,024,554)                      1,026,542

                                                 Principal
Debt Securities - (Cont'd)                          Amount            Value
Repurchase Agreements - 15.7%
State Street Bank: 4.89%, dated 3/31/99, due
     4/1/99 (Collateral: $8,570,000, FHLMC,
     5.125%, 10/15/08)                          $8,100,000       $8,100,000
         Total Repurchase Agreements (Cost $8,100,000)            8,100,000

              Total Debt Securities (Cost $54,410,975)           54,032,836

Equity Securities - 1.7%                            Shares
Preferred Stocks - 1.7%
Highwood Properties, Inc., Series A, Preferred,
     8.625%                                          1,000         $865,580

     Total Equity Securities (Cost $1,039,520)                      865,580

         TOTAL INVESTMENTS (Cost $55,450,495)
              - 106.7%                                           54,898,416
         Other assets and liabilities, net - (6.7%)             (3,453,234)
         Net Assets - 100%                                      $51,445,182


* This security was valued by the Board of Trustees. See Note A.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999

Assets                                                                Value
Investments in securities, at value                             $54,898,416
Cash          1,040,577
Receivable for securities sold                                    9,914,856
Receivable for shares sold                                          378,943
Interest and dividends receivable                                   671,429
Other assets                                                         17,290
     Total assets                                                66,921,511

Liabilities
Payable for securities purchased                                 15,241,152
Payable for shares redeemed                                         146,763
Payable to Calvert Asset Management Co., Inc.                        37,577
Payable to Calvert Administrative Services Company                   12,317
Payable to Calvert Shareholders Services, Inc.                        1,766
Payable to Calvert Distributors, Inc.                                 6,104
Accrued expenses and other liabilities                               30,650
     Total liabilities                                           15,476,329
         Net assets                                             $51,445,182

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
     Class A: 2,945,715 shares outstanding                      $49,506,456
     Class I: 76,430 shares outstanding                           1,278,596
Undistributed net investment income                                  26,540
Accumulated net realized gain (loss) on investments               1,185,669
Net unrealized appreciation (depreciation) on investments         (552,079)

     Net Assets                                                 $51,445,182

Net Asset Value Per Share
         Class A (based on net assets $50,145,126)                   $17.02
         Class I (based on net assets $1,300,056)                    $17.01

See notes to financial statements.

Statement of Operations
Six Months ended March 31, 1999

Net Investment Income
Investment Income
     Interest income                                             $1,577,000
     Dividend income                                                 43,125
         Total investment income                                  1,620,125

Expenses
     Investment advisory fee                                        143,428
     Administrative fees                                             12,317
     Transfer agency fees and expenses                               33,086
     Distribution plan expenses:
         Class A                                                     33,257
     Trustees' fees and expenses                                      2,874
     Custodian fees                                                  19,477
     Registration fees                                               11,367
     Reports to shareholders                                          9,336
     Professional fees                                                9,746
     Interest expense                                                41,199
     Accounting fees                                                  2,030
     Miscellaneous3,529
         Total expenses                                             321,646
         Reimbursement from Advisor:
              Class A                                                    --
              Class I                                                 (674)
         Fees paid indirectly                                       (5,311)
              Net expenses                                          315,661
                  Net Investment Income                           1,304,464

Realized and Unrealized Gain (Loss) on Investments
Net realized gain                                                 2,471,843

Change in unrealized appreciation or (depreciation)               (655,750)

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                           1,816,093

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                      $3,120,557


See notes to financial statements.

Statements of Changes in Net Assets

                                          Six Months Ended       Year Ended
                                                 March 31,    September 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations
     Net investment income                      $1,304,464       $2,368,880
     Net realized gain (loss)                    2,471,843        1,246,860
     Change in unrealized appreciation
         or (depreciation)                       (655,750)          155,171

     Increase (Decrease) in Net Assets
     Resulting From Operations                   3,120,557        3,770,911

Distributions to shareholders from
     Net investment income:
         Class A Shares                        (1,306,236)      (2,333,878)
         Class I Shares                            (6,690)               --
     Net realized gain:
         Class A Shares                        (2,096,000)      (1,457,042)
         Class I Shares                                 --              --
     Total distributions                       (3,408,926)      (3,790,920)

Capital share transactions:
     Shares sold:
         Class A Shares                         10,723,277        6,352,284
         Class I Shares                          1,279,124               --
     Reinvestment of distributions:
         Class A Shares                          2,864,448        3,189,636
         Class I Shares                              6,690               --
     Shares redeemed:
         Class A Shares                        (4,740,004)      (7,216,787)
         Class I Shares                            (7,218)               --
     Total capital share transactions           10,126,317        2,325,133

Total Increase (Decrease) in Net Assets          9,837,948        2,305,124

Net Assets
Beginning of period                             41,607,234       39,302,110
End of period (including undistributed net
     investment income of $26,540 and
     $35,002, respectively.)                   $51,445,182      $41,607,234

Capital Share Activity
Shares sold:
     Class A Shares                                632,123          369,441
     Class I Shares                                 76,459               --
Reinvestment of distributions:
     Class A Shares                                171,135          187,050
     Class I Shares                                    394               --
Shares redeemed:
     Class A Shares                              (280,233)        (419,266)
     Class I Shares                                  (423)               --
Total capital share activity                       599,455          137,225

See notes to financial statements.

Notes to Financial Statements

Note A --  Significant Accounting Policies

General: The Calvert Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers two classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Effective March 1, 1999 the Fund began to offer Class I shares of beneficial interest. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end sales charge and have a lower expense ratio than Class A shares.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly form the values that would have been used had a ready market of the investments existed, and the differences could be material.

At March 31, 1999, $770,597, or 1.5% of net assets, were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Short Sales: The Fund may use short sales of U.S. Treasury securities for the limited purpose of hedging the Fund's duration. Any short sales will be covered with an equivalent amount of high quality, liquid securities in a segregated account at the Fund's custodian.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Fund's average daily net assets. Effective March 1, 1999, the fees paid to the advisor changed to an annual rate of .40% of the Fund's average daily net assets.

Calvert Administrative Services Company, Inc., an affiliate of the advisor, provides administrative services to the Fund for an annual fee, payable monthly. The administrative service fee was initiated on March 1, 1999. Class A shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan allows the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A. Class I does not have Distribution plan expenses.

The Distributor received $17,016 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $9,161 for the six months ended March 31, 1999. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $880,944,952 and $878,820,164, respectively.

The cost of investments owned at March 31,1999 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $552,079, of which $329,571 related to appreciated securities and $881,650 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 1999.

Financial Highlights

                                               Periods Ended
                               March 31,   September 30,      September 30,
Class A Shares                      1999            1998               1997
Net asset value, beginning        $17.17          $17.20             $16.47
Income from investment operations
     Net investment income           .49            1.02               1.02
     Net realized and unrealized
         gain (loss)                 .69             .61                .74
         Total from investment
              operations            1.18            1.63               1.76
Distributions from
     Net investment income         (.50)          (1.01)             (1.02)
     Net realized gain             (.83)           (.65)              (.01)
         Total distributions      (1.33)          (1.66)             (1.03)
Total increase (decrease) in net
     asset value                   (.15)           (.03)                .73
Net asset value, ending           $17.02          $17.17             $17.20

Total return*                      7.14%           9.92%             11.03%
Ratios to average net assets:
     Net investment income     5.85% (a)           5.96%              6.04%
     Total expenses+           1.44% (a)           1.43%              1.33%
     Net expenses              1.42% (a)           1.36%              1.26%
Portfolio turnover                2,163%          3,461%             2,961%
Net assets, ending
     (in thousands)              $50,145         $41,607            $39,302
Number of shares outstanding,
     ending (in thousands)         2,946           2,423              2,285

                                            Years Ended
                           September 30,   September 30,      September 30,
Class A Shares                      1996            1995               1994
Net asset value, beginning        $16.82          $15.68             $18.41
Income from investment operations
     Net investment income          1.01            1.11               1.16
     Net realized and unrealized
         gain (loss)               (.32)            1.14             (2.42)
         Total from investment
              operations             .69            2.25             (1.26)
Distributions from
     Net investment income        (1.01)          (1.11)             (1.16)
     In excess of net realized gain(.03)              --                 --
     Net realized gain                --              --              (.31)
         Total distributions      (1.04)          (1.11)             (1.47)
Total increase (decrease) in
     net asset value               (.35)            1.14             (2.73)
Net asset value, ending           $16.47          $16.82             $15.68

Total return*                      4.21%          14.90%            (6.94%)
Ratios to average net assets:
     Net investment income         6.02%           6.89%              6.86%
     Total expenses+               1.26%           1.26%                N/A
     Net expenses                  1.23%           1.23%              1.07%
Portfolio turnover                  153%            135%                34%
Net assets, ending
     (in thousands)              $44,431         $42,637            $45,936
Number of shares outstanding,
     ending (in thousands)         2,698           2,535              2,929

Financial Highlights

                                                               Period Ended
                                                                  March 31,
Class I Shares                                                       1999 ^
Net asset value, beginning                                           $16.73
Income from investment operations
     Net investment income                                              .09
     Net realized and unrealized gain (loss)                            .28
         Total from investment operations                               .37
Distributions from
     Net investment income                                            (.09)
         Total distributions                                          (.09)
Total increase (decrease) in net asset value                            .28
Net asset value, ending                                              $17.01

Total return*                                                         2.20%
Ratios to average net assets:
     Net investment income                                        6.06% (a)
     Total expenses+                                               .74% (a)
     Net expenses                                                  .72% (a)
     Expenses reimbursed                                           .61% (a)
Portfolio turnover                                                   2,163%
Net assets, ending (in thousands)                                    $1,300
Number of shares outstanding, ending (in thousands)                      76

(a) Annualized
* Total return is not annualized and does not reflect deduction of any front-end sales charge.
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
^ From March 1, 1999 inception.
N/A Disclosure not applicable to prior periods.

A special meeting of shareholders was scheduled for February 24, 1999. There were several proposals voted upon at the meeting. A brief description of each proposal and the number of votes received for, against, and votes to abstain is shown below. All proposals were passed.

Proposal 1 - To elect the Board of Trustees.

Nominees                             For           Against
Richard L. Baird, Jr.          1,341,685            90,913
Frank H. Blatz, Jr.            1,347,054            85,544
Frederick T. Borts             1,344,541            88,057
Charles E. Diehl               1,351,079            81,519
Douglas E. Feldman             1,349,722            82,876
Peter W. Gavian                1,349,288            83,310
John G. Guffey, Jr.            1,313,357           119,241
Barbara J. Krumsiek            1,335,376            97,222
M. Charito Kruvant             1,344,442            88,156
Arthur J. Pugh                 1,345,972            86,626
David R. Rochat                1,346,387            86,211
D. Wayne Silby                 1,345,598            97,000


Proposal 2 - To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in state laws or which otherwise need not be fundamental; and (b) to revise the language of those restrictions that are still required to be fundamental.

               For           Against          Abstain       Broker Non-Vote
         1,160,016            29,192           80,359               163,031


Proposal 3 - To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

               For           Against          Abstain
         1,340,711            25,931           65,955


Proposal 4 was for another fund in the proxy.


Proposal 5 - To ratify the Board's selection of auditors, PricewaterhouseCoopers LLP.

               For           Against          Abstain
         1,371,802             8,235           52,560

Calvert Group and the Year 2000
Plans and Progress

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One-Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

         Calvert Group systems-portfolio trading, sales contact and reporting and internal management reporting transfer agency systems-shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two-Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three-Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

THIS PAGE INTENTIONALLY LEFT BLANK

March 31, 1999

semi-annual

report

Calvert New Vision
Small Cap Fund

Calvert New Vision
Small Cap Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund



         printed on recycled paper
         using soy-based inks

Table
of
Contents

 President's Letter
1

 Social Update
2

 Portfolio
Manager Remarks
3

 Statement
of Net Assets
7

 Statement
of Operations
10

 Statements
of Changes in
Net Assets
11

 Notes to
Financial Statements
13

 Financial Highlights
 17

 Shareholder Meeting Results
 21

 Y2K Update
22

[photo of Barbara Krumsiek, no caption]

Dear Shareholders:
The stock market appears to be on its way to a fifth straight year of 20% plus returns. The pundits are running out of superlatives. The Dow Jones Industrial Average produced a total return of 25.86%, closing in on a record-breaking 10,000 level near the end of the March quarter. The NASDAQ Composite index, supercharged by the technology sector, generated a total return of 45.57% over the same six-month period.

The current economic environment for investors is exceedingly positive. Interest rates and inflationary expectations are low and the US economy remains in an expansion mode. The world's largest economy is now in its fifth year of GDP growth in excess of 4%.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term US Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the months ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
April 28, 1999

Social
Update

Calvert Redesigns Its Web Site
Calvert Group unveiled its newly redesigned Web site. The redesigned Web site uses leading edge technology to make information easily accessible to investment professionals, individual investors and institutional investors. Some of the key features include information such as performance, profiles, literature, and audio manager updates. Performance and account information are updated daily. We have several tools designed to educate the investor, including our "Know What You Own(r)" service which allows individuals to find out the stocks held by their mutual funds. We also offer a section explaining climate change and supplier standards that explains how people can make an impact on companies through proxy voting and the shareholder resolution process. Comprehensive information is also available on socially responsible and tax-free investing. Our mutual fund basics section offers an array of tools to help individuals make important decisions regarding their financial future. Please visit us at www.calvertgroup.com and learn more about how Calvert Group can meet your needs.

High Social Impact Investments
High Social Impact Investments make targeted, direct investments in the lives of people and their communities. It's helping people like Merlinda. As a child Merlinda's father told her, "If there's something you want, learn to make it." So she did. When financial crisis struck, Merlinda took her grandmother's chili recipe and began cooking. A loan of $500 from ACCION New Mexico allowed her to can her salsa as well, doubling her sales. Merlinda, says, "that $500 was worth a million." ACCION helps microentrepreneurs start and grow their businesses in the United States and Latin America. Calvert has been supporting ACCION to reach out to new entrepreneurs since 1991.

[photo of James Awad, no caption]

James
Awad
of
AWAD and associates

How have different types of stocks or investment styles fared in the market run up to Dow 10,000?
As we entered 1999, we believed we were poised for a potential rally in small cap stocks. After all, from October 8, 1998 through December 31, 1998, small cap stocks had rallied more than 36% and had out-performed their big cap brethren. It appeared that, finally, investors were beginning to acknowledge the tremendous value inherent in small cap stocks. Technology, of course, continued to post astronomical daily price increases fueled, like so many Silicon Valley computer techie-types, by caffeine and sugar. We anticipated that these stocks, and so many over-valued big caps, would crash as the sugar and caffeine wore off. Alas, it was not to be!

Instead, it was small caps that crashed during the first quarter, ending down approximately 5.8% for the quarter. Meanwhile, NASDAQ and the S&P 500 continued their unrelenting march upward. It appeared that no amount of negative news would prevent these stocks from achieving their destiny. However, the devil is in the details. Underlying Dow 10,000, was the disturbing truth that the average stock was actually down for the quarter and is down for the past twelve months. The Dow, which is comprised of just 30 of the biggest market capitalization stocks, and the S&P 500, which is cap weighted and was dominated by the top 50 market cap stocks, masked underlying weakness that spread throughout the U.S. markets. For the past twelve months, ValueLine is down 17.7%, the S&P Mid Cap is down 1.7%, the S&P Small Cap Index is down 20.6% and the Russell 2000 is down 18%, while the Dow is up 10.3%, the S&P 500 is up 16.1% and the NASDAQ Composite is up 33.2%. In the last twelve to eighteen months, we have witnessed the largest dispersion between growth and value and large and small cap as we have ever witnessed.

The fuel for this dispersion is the ever-increasing concentration in the largest market capitalization stocks and the Internet mania. The large stocks have benefited from the continued emphasis on indexing, from foreign investment and from closet indexing as large cap active managers buy the largest cap companies in the index to gain an edge. The Internet mania has benefited from day trading and the herding instinct. The empirical evidence demonstrates that valuations get more extreme as the market cap increases. This is a situation that cannot last in perpetuity. Fortunately, the seeds of a reversal are, in our opinion, currently being sown.

Given this, what is your outlook for the coming months?
As of March 29, 1999, fully 77% of the companies in the Russell 2000 were down for the past twelve months by an average of 36.5%. For the quarter, 70% were down by an average of 19.7%. This would suggest that valuations among small cap stocks are extraordinarily low. And that is true. It is also true that as one goes from smallest to largest, valuations become more and more excessive. Since the Internet stocks don't have any earnings to speak of, it is necessary to look at price/sales for comparisons. Russell 2000 companies with market capitalizations below $500 million on average sell for just 1.9 times sales while companies with market capitalizations greater than $1 billion sell for 8.7 times sales. Of course, as you might expect, the argument continues up the cap range.

The Russell 2000 is a capitalization-weighted index, which means that the largest companies in the index have a greater say in performance than the smaller companies in the index. Ordinarily, this is not a significant point given that the index contains approximately 2,000 companies with market capitalizations generally under $1.5 billion. However, the investing public's current fascination with size and technology has created a gross anomaly. The Internet stocks, particularly the household names, have risen in value by such a significant amount they have shifted the balance and are distorting performance. Currently, CMG, Inc., the largest company in the Russell at $8.8 billion, is up over 1200% in the past twelve months. The top twenty performing Russell 2000 stocks (18 were internet related) for the past twelve months ending 3/29/99, were up on average more than 400% and accounted for approximately 4% of the Russell 2000. Our argument is that this performance has masked the bear market existent in small cap stocks today.

The Russell 2000 is re-formulated each June 30th by the Frank Russell Company. Their methodology is to eliminate all closed end mutual funds, trusts, limited partnerships, "pink sheet" stocks, stocks selling under $1.00 and all bulletin board stocks. The result of this screen is approximately 3,000 companies. These companies are then sorted by market capitalization. The top 1000 form the Russell 1000 Large Cap Index and the remainder the Russell 2000 Small Cap Index. At June 30, 1998 the largest company in the index had a market capitalization of $1.4 billion. Today, there are 88 companies with market capitalizations greater than $1.4 Billion. The last twelve months is surely an anomaly, as the Internet stock mania is unprecedented in the twenty-year history of the index. Further, the index will be re-balanced on June 30, 1999, removing all of these stocks (barring a tremendous decline). However, their impact has been significant and detrimental to core or value-oriented managers, by obscuring the fact that the average stock under $1 billion (true small cap) is down more than 27% over the past twelve months.

When the index is re-balanced, we believe that investors will see a truer picture of the performance of small cap stocks over the past eighteen months and will have a truer sense of the tremendous value opportunities this market presents. Rarely before, if ever, have we seen such strong, healthy, growing organizations selling for less than private market valuations. Rarely before, have we seen so many fundamentally sound, high quality companies selling for less than hard book value.

We continue to believe that we have assembled a portfolio of high quality, under-valued small-capitalization stocks that will benefit as the markets regain a sense of reason in the coming months. As market generals such as Coke and Gillette continue to disappoint, investors will come to the realization that the stratospheric price/earnings ratios assigned to these "generals" are unwarranted. It is our belief that this realization will lead investors to seek out growth opportunities at more appropriate valuations. This search will lead investors to the small cap arena. In the meantime, we will continue to hold true to our discipline and seek out well-run companies with outstanding management whose stock is selling at a discount to our calculated fair value. We will continue to invest in these companies and will remain patient as we expect the market to eventually comes back to these quality companies.

April 28, 1999

Calvert New Vision Small Cap Fund Portfolio Statistics
March 31, 1999
Investment Performance

                            6 Months        12 Months
                               ended            ended
                             3/31/99          3/31/99
Class A                      (2.99%)         (27.81%)
Class B                      (3.66%)         (28.49%)
Class C                      (3.43%)         (28.37%)
Class I                          N/A              N/A
Russell 2000
Index TR                      10.00%         (16.26%)
Lipper Small-Cap
Funds Average                 12.53%         (15.48%)

Ten Largest Stock Holdings

                                      % of Net Assets
Shared Medical Systems Corp.                    4.65%
Comdisco, Inc.                                  4.42%
CMP Media, Inc.                                 4.11%
National Data Corp.                             4.07%
Houghton Mifflin Co.                            3.76%
Eclipsys Corp.                                  3.69%
Doral Financial Corp.                           3.65%
New Horizons Worldwide                          3.44%
American Tower Corp.                            3.28%
Wiley, John & Sons, Inc.                        3.14%
     Total                                     38.21%

Asset Allocation

Stocks                                            85%
Bonds                                              7%
Cash & Cash Equivalents                            8%
                                                 100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

New subadvisor assumed management of the Fund effective October 1997.

Portfolio Statistics
March 31, 1999
Average Annual Total Returns

                      Class A Shares
One year                    (31.25%)
Since inception             (12.79%)
(1/31/97)


                      Class B Shares
One year                    (32.07%)
Since inception             (32.07%)
(4/1/98)

                      Class C Shares
One year                    (28.37%)
Since inception             (11.31%)
(1/31/97)

                      Class I Shares
Since inception                  N/A
(3/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[LINE GRAPH HERE]
Calvert New Vision Small Cap Fund (A) $7,787
Calvert New Vision Small Cap Fund (C) $7,693
Lipper Small Cap Index $10,623
Russell 2000 Index TR $11,057


Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Past performance is no guarantee of future results.

Portfolio Statistics
March 31, 1999
Top Five Economic Sectors

                                 % of Equity Holdings
Business Equipment and Services                 24.8%
Health Care                                     17.6%
Consumer Services                               16.9%
Financial Services                              15.3%
Consumer Non-durables                            8.0%

Portfolio Statistics
March 31, 1999


Portfolio Characteristics

                          New Vision          Russell
                           Small Cap             2000
                                Fund            Index
Number of Stocks                  40            1,887
Median Market
Capitalization ($bil)           0.57             0.73
(by portfolio weight)
Price/Earnings
Ratio                          21.60            33.11

Earnings Per Share
Growth                        18.55%           25.62%

Yield                          0.85%            1.47%
(return on capital investment)

Volatility Measures

                             Capital          Russell
                        Accumulation             2000
                                Fund            Index
Beta1                           1.06             1.04
R-Squared2                      0.76             0.84


1 Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.
2 Measure of correlation between the fund's returns and the overall market's (S&P 500) returns. An R-Squared of 0 would mean no correlation, an R-Squared of 1 would mean total correlation.

Source: Vestek

Statement of Net Assets
March 31, 1999

Equity Securities - 85.8%                           Shares            Value
Aerospace / Defense - 2.4%
Kellstrom Industries, Inc. *                        91,500       $1,452,562

Banks - 7.9%
Doral Financial Corp.                              119,000        2,186,625
Hamilton Bancorp, Inc. *                            25,000          646,875
Investors Financial Services Corp.                  65,200        1,874,500
                                                                  4,708,000

Biotechnology - 2.3%
Aviron *                                            67,500        1,366,875

Communications - 1.8%
Periphonics Corp. *                         .      173,750        1,096,797

Computer Technology - 0.1%
Transact Technologies, Inc. *                       20,000           57,500

Consulting Services - 4.4%
Comdisco, Inc.                                     148,000        2,645,500

Data Processing - 4.1%
National Data Corp.                                 58,000        2,436,000

Entertainment - 1.6%
Gaylord Entertainment Co.                           39,200          950,600

Food - 4.9%
Corn Products International, Inc.                   67,000        1,603,812
Smucker (J.M.) Co., Class B                         75,300        1,336,575
                                                                  2,940,387

Health Care Facilities - 0.0%
LTC Healthcare, Inc. *                               6,400           13,200

Health Care Management Services - 3.7%
American Retirement Corp. *                         68,000          977,500
Health Management Systems, Inc. *                  261,500        1,242,125
                                                                  2,219,625

Health Care Information Technology - 3.7%
Eclipsys Corp. *                                   104,575        2,209,147

Hotel / Motel - 0.0%
Lodgian, Inc. *                                      4,500           19,969

Insurance - 2.7%
Presidential Life Corp. *                           90,000        1,614,375

Equity Securities - (Cont'd)                Shares   Value
Machinery and Engineering - 0.3%
Somanetics Corp. *                                 111,500         $202,094
Tokheim Corp. *                                        100              788
                                                                    202,882

Medical Information Systems - 4.7%
Shared Medical Systems Corp.                        50,000        2,784,375

Medical Products - 2.6%
ATS Medical, Inc. *                                205,000        1,537,500

Multi-Sector Companies - 4.6%
Annuity and Life Re Holdings, Ltd.                  68,000        1,555,500
Cunningham Graphics International, Inc.*            85,500        1,122,188
Excel Legacy Corp. *                                25,000           85,938
                                                                  2,763,626

Printers - 4.5%
Printronix, Inc. *                                  77,800          865,525
Zebra Technologies Corp., Class A *                 76,750        1,822,812
                                                                  2,688,337

Publishing - 11.0%
CMP Media, Inc., Class A *                          80,000        2,460,000
Houghton Mifflin Co.                                48,000        2,250,000
Wiley (John) & Sons, Inc., Class A                  44,700        1,877,400
                                                                  6,587,400

Railroads - 2.2%
Genesee & Wyoming, Inc., Class A *                 123,000        1,314,562

Real Estate Investment Trusts - 2.1%
LTC Properties, Inc.                               104,000        1,274,000

Retail - 0.8%
U.S. Vision, Inc. *                                117,500          499,375

Service Organizations - 6.0%
Lanvision Systems, Inc. *                          216,700          446,944
New Horizons Worldwide, Inc. *                     103,500        2,057,062
StarTek, Inc. *                                    103,550        1,093,747
                                                                  3,597,753

Telecommunications - 0.2%
Nextlink Communications, Inc., Class A *             2,000          112,000

Vitamins and Nutritional Products - 3.9%
NBTY, Inc. *                                       243,000        1,184,625
Twinlab Corp. *                                    121,000        1,134,375
                                                                  2,319,000

Wireless Equipment - 3.3%
American Tower Corp., Class A *                     80,000        1,960,000

     Total Equity Securities (Cost $56,883,909)                  51,371,347

                                                 Principal
Corporate obligations - 3.9%                        Amount            Value
American Retirement Corp., 5.75%,
     10/1/02                                    $1,000,000         $835,000
Angeion Corp., 7.50%, 4/15/03                    1,000,000          800,000
Assisted Living Concepts, 6.00%,
     11/1/02                                     1,000,000          650,000
Crystal Dynamics, Inc., 7.125%, 5/1/99              50,002           50,002

     Total Corporate Obligations (Cost $3,072,041)                2,335,002

Community Loan Notes - 2.7%
Cascadia Revolving Loan Fund, 4.50%,
     4/30/99 +                                      75,000           74,645
Dorchester Bay Economic Development
     Corp., 4.50%, 6/30/00 +                       100,000           98,756
Illinois Facilities Fd., 4.00%, 9/30/99 +          250,000          243,100
Mercy Loan Fund, 4.50%, 1/13/01 +                  200,000          191,112
Minnesota Non Profits Assistance Fund,
     4.00%, 4/30/01 +                              200,000          199,004
Northeast South Dakota Energy Conservation Corp.,
     4.00%, 4/30/99 +                               75,000           74,615
Ohio Community Development Finance
     Fund, 5.00%, 5/31/99 +                        500,000          495,815
Unitarian Universalist Affordable Housing
     Corp., 4.50%, 6/28/99 +                        80,000           78,961
Washington Area Community Investment
     Fund, 4.50%, 6/28/99 +                        100,000           98,701
Working Capital Management, 4.00%,
     9/30/02 +                                      50,000           48,620

     Total Community Loan Notes (Cost $1,630,000)                 1,603,329

Repurchase Agreements - 7.0%
State Street Bank: 4.89%, dated 3/31/99,
     due 4/1/99 (Collateral: $4,434,628, FHLMC,
     5.125%, 10/15/08)                           4,200,000        4,200,000
     Total Repurchase Agreements (Cost $4,200,000)                4,200,000

     TOTAL INVESTMENTS
         (Cost $65,785,950) - 99.4%                              59,509,678
     Other assets in excess of liabilities - 0.6%                   334,973
     Net Assets                                                 $59,844,651

Net Assets Consist of:
Paid-in capital applicable to the following shares of
     beneficial interest; unlimited number of no
     par shares authorized:
         Class A: 4,375,309 shares outstanding                  $67,675,732
         Class B: 93,387 shares outstanding                       1,274,632
         Class C: 554,764 shares outstanding                      8,408,039
         Class I: 107,230 shares outstanding                      1,309,316
Undistributed net investment income (loss)                         (93,737)
Accumulated net realized gain (loss)
     on investments                                            (12,453,059)
Net unrealized appreciation (depreciation)
     on investments                                             (6,276,272)

     Net Assets                                                 $59,844,651

Net Asset Value Per Share
Class A (based on net assets of $51,110,596)                         $11.68
Class B (based on net assets of $1,080,329)                          $11.57
Class C (based on net assets of $6,399,862)                          $11.54
Class I (based on net assets of $1,253,864)                          $11.69

+ Restricted securities represents 2.7% of net assets.
* Non-income producing.
See notes to financial statements.

Statement of Operations
Six Months ended March 31, 1999

Net Investment Income
Investment Income
     Interest Income                                               $172,735
     Dividend income (net of foreign taxes of $1,458)               323,523
         Total investment income                                    496,258

Expenses
     Investment advisory fee                                        304,451
     Transfer agency fees and expenses                              144,802
     Distribution Plan expenses:
         Class A                                                     76,301
         Class B                                                      4,695
         Class C                                                     36,064
     Trustee's fees and expenses                                      4,746
     Administrative fees                                             42,359
     Accounting fees                                                  3,378
     Custodian fees                                                  16,760
     Registration fees                                               24,358
     Reports to shareholders                                         23,002
     Professional fees                                               10,438
     Miscellaneous                                                   11,815
     Total expenses                                                 703,169
         Reimbursement from Advisor:
              Class A                                               (1,809)
              Class B                                               (5,288)
              Class C                                                 (222)
              Class I                                                 (861)
         Fees paid indirectly                                     (104,994)
              Net expenses                                          589,995

              Net Investment Income (Loss)                         (93,737)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                        (8,812,029)

Change in unrealized appreciation or (depreciation)               7,322,900

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                         (1,489,129)

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                    $(1,582,866)

See notes to financial statements.

Statements of Changes in Net Assets

                                                        Periods Ended
                                                 March 31,        Sept. 30,
Increase (Decrease) in Net Assets                     1999             1998
Operations
     Net investment income (loss)                $(93,737)       $(202,192)
     Net realized gain (loss)                  (8,812,029)      (3,401,229)
     Change in unrealized appreciation
         or (depreciation)                       7,322,900     (11,074,307)

         Increase (Decrease) in Net Assets
         Resulting From Operations             (1,582,866)     (14,677,728)

Distributions to shareholders from
     Net investment income:
         Class A Shares                                  -         (23,622)
     Net realized gain:
         Class A Shares                                  -        (204,302)
         Class C Shares                                  -         (27,040)
     Total distributions                                 -        (254,964)

Capital share transactions:
     Shares sold:
         Class A Shares                          6,436,575       14,788,873
         Class B Shares                            778,249          676,583
         Class C Shares                            879,056        2,286,844
         Class I Shares                          1,346,572
     Shares issued from merger:
         Class A Shares                                  -       79,719,091
         Class C Shares                                  -       10,469,904
     Reinvestment of distributions:
         Class A Shares                                  -          207,755
         Class C Shares                                  -           26,430
     Shares redeemed:
         Class A Shares                       (16,105,440)     (22,901,575)
         Class B Shares                          (154,203)         (25,997)
         Class C Shares                        (1,101,131)      (4,508,337)
         Class I Shares                           (37,256)                -
     Total capital share transactions          (7,957,578)       80,739,571

Total Increase (Decrease) in
     Net Assets                                (9,540,444)       65,806,879

Net Assets
Beginning of period                             69,385,095        3,578,216
End of period (including undistributed net
     investment income (loss) of ($93,737)
     and 0, respectively)                      $59,844,651      $69,385,095


See notes to financial statements.

                                                        Periods Ended
                                                 March 31,        Sept. 30,
Capital Share Activity                                1999             1998
Shares sold:
     Class A Shares                                541,314          985,936
     Class B Shares                                 62,121           45,527
     Class C Shares                                 71,385          152,487
     Class I Shares                                110,406                -
Shares issued from merger:
     Class A Shares                                      -        5,456,474
     Class C Shares                                      -          718,100
Reinvestment of distributions:
     Class A Shares                                      -           14,127
     Class C Shares                                      -            1,810
Shares redeemed:
     Class A Shares                            (1,295,378)      (1,535,502)
     Class B Shares                               (12,269)          (1,992)
     Class C Shares                              (110,703)        (298,683)
     Class I Shares                                (3,176)                -
Total capital share activity                     (636,300)        5,538,284


See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series are accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class B and Class C shares have higher level of expenses than Class A shares. Effective March 1, 1999, the Fund began to offer Class I shares of beneficial interest. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to difference in Distribution Plan expenses and other class specific expenses,
(b) exchange privileges and (c) class specific voting rights.

On December 12, 1997, the net assets of Calvert Strategic Growth Fund were merged into the Fund. The acquisition was accomplished by a tax-free exchange of 6,174,574 shares of the Fund (valued at $90,188,995) for the 5,697,864 shares of the Calvert Strategic Growth Fund outstanding at December 12, 1997. The Calvert Strategic Growth Fund's net assets at that date, including $2,998,545 of unrealized depreciation and $899,711 of undistributed net losses were combined with those of the Fund. The aggregate net assets of the Fund and Calvert Strategic Growth Fund immediately before the acquisition were $4,817,712 and $90,188,995, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At March 31, 1999, $1,603,329, or 2.7% of net assets, were valued by the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .90% through February 28, 1999, and .75% effective March 1, 1999, based on the Fund's average daily net assets. Under the terms of the agreement, $70,385 was payable at period end.

The Advisor voluntarily waived and reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $8,180.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund through February 28, 1999. Effective March 1, 1999, Class A, Class B, and Class C shares pay an annual rate of .25% and Class I shares pay an annual rate of
 .10%, based on their average daily net assets. Under the terms of the agreement, $12,918 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $17,711 was payable at period end.

The Distributor received $21,201 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $42,107 for the six months ended March 31, 1999. Under the terms of the agreement, $6,497 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C - Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $22,755,347 and $27,828,909, respectively.
The cost of investments owned at March 31, 1999 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $6,276,272, of which $5,473,542 related to appreciated securities and $11,749,814 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 1999.

Financial Highlights

                                                        Periods Ended
                                                 March 31,        Sept. 30,
Class A Shares                                        1999             1998
Net asset value, beginning                          $12.04           $15.65
Income from investment operations
     Net investment income (loss)                        -            (.02)
     Net realized and unrealized gain (loss)         (.36)           (3.55)
         Total from investment operations            (.36)           (3.57)
Distributions from
     Net investment income                               -                -
     Net realized gain                                   -            (.04)
         Total distributions                             -            (.04)
Total increase (decrease) in net asset value         (.36)           (3.61)
Net asset value, ending                             $11.68           $12.04
Total return*                                      (2.99%)         (22.86%)
Ratios to average net assets:
     Net investment income (loss)               (.16%) (a)           (.17%)
     Total expenses+                             1.89% (a)            1.82%
     Net expenses                                1.59% (a)            1.71%
     Expenses reimbursed                          .01% (a)             .06%
Portfolio turnover                                     38%              68%
Net assets, ending (in thousands)                  $51,111          $61,765
Number of shares outstanding, ending
     (in thousands)                                  4,375            5,129

                                                               Period Ended
                                                              September 30,
Class A Shares                                                        1997^
Net asset value, beginning                                           $15.00
Income from investment operations
     Net investment income (loss)                                     (.05)
     Net realized and unrealized gain (loss)                            .70
         Total from investment operations                               .65
Distributions from
     Net investment income                                                -
     Net realized gain                                                    -
         Total distributions                                              -
Total increase (decrease) in net asset value                            .65
Net asset value, ending                                              $15.65

Total return*                                                         4.33%
Ratios to average net assets:
     Net investment income (loss)                                 (.71%)(a)
     Total expenses+                                              1.36% (a)
     Net expenses                                                   .90%(a)
     Expenses reimbursed                                           3.36%(a)
Portfolio turnover                                                     196%
Net assets, ending (in thousands)                                    $3,260
Number of shares outstanding, ending (in thousands)                     208

                                                        Periods Ended
                                                 March 31,        Sept. 30,
Class B Shares                                        1999            1998#
Net asset value, beginning                          $12.01           $16.18
Income from investment operations
     Net investment income (loss)                    (.05)           ( .05)
     Net realized and unrealized gain (loss)         (.39)           (4.12)
         Total from investment operations            (.44)           (4.17)
Distributions from
     Net investment income                               -                -
     Net realized gain                                   -                -
         Total distributions                             -                -
Total increase (decrease) in net asset value         (.44)           (4.17)
Net asset value, ending                             $11.57           $12.01

Total return*                                      (3.66%)         (25.77%)
Ratios to average net assets:
     Net investment income (loss)              (1.55%) (a)       (1.39%)(a)
     Total expenses+                             3.51% (a)         3.40%(a)
     Net expenses                                3.01% (a)         2.99%(a)
     Expenses reimbursed                         1.13% (a)         4.28%(a)
Portfolio turnover                                     38%              68%
Net assets, ending (in thousands)                   $1,080             $523
Number of shares outstanding, ending
     (in thousands)                                     93               44

                                                        Periods Ended
                                                 March 31,        Sept. 30,
Class C Shares                                        1999             1998
Net asset value, beginning                          $11.95           $15.62
Income from investment operations
     Net investment income (loss)                    (.08)            (.15)
     Net realized and unrealized gain (loss)         (.33)           (3.48)
         Total from investment operations            (.41)           (3.63)
Distributions from
     Net investment income                               -                -
     Net realized gain                                   -            (.04)
         Total distributions                             -            (.04)
Total increase (decrease) in net asset value         (.41)           (3.67)
Net asset value, ending                             $11.54           $11.95

Total return*                                      (3.43%)         (23.31%)
Ratios to average net assets:
     Net investment income (loss)              (1.06%) (a)          (1.15%)
     Total expenses+                             2.82% (a)            2.78%
     Net expenses                                2.49% (a)            2.64%
     Expenses reimbursed                          .01% (a)             .16%
Portfolio turnover                                     38%              68%
Net assets, ending (in thousands)                   $6,400           $7,097
Number of shares outstanding, ending
     (in thousands)                                    555              594

                                                               Period Ended
                                                              September 30,
Class C Shares                                                        1997^
Net asset value, beginning                                           $15.00
Income from investment operations
     Net investment income (loss)                                    (.10))
     Net realized and unrealized gain (loss)                            .72
         Total from investment operations                               .62
Distributions from
     Net investment income                                                -
     Net realized gain                                                    -
         Total distributions                                              -
Total increase (decrease) in net asset value                            .62
Net asset value, ending                                              $15.62

Total return*                                                         4.13%
Ratios to average net assets:
     Net investment income (loss)                                 (.95%)(a)
     Total expenses+                                               1.47%(a)
     Net expenses                                                  1.15%(a)
     Expenses reimbursed                                           9.44%(a)
Portfolio turnover                                                     196%
Net assets, ending (in thousands)                                      $318
Number of shares outstanding, ending (in thousands)                      20

                                                               Period Ended
                                                                  March 31,
Class I Shares                                                       1999^^
Net asset value, beginning                                           $12.20
Income from investment operations
     Net investment income (loss)                                       .01
     Net realized and unrealized gain (loss)                          (.52)
         Total from investment operations                             (.51)
Distributions from
     Net investment income                                                -
     Net realized gain                                                    -
         Total distributions                                              -
Total increase (decrease) in net asset value                          (.51)
Net asset value, ending                                              $11.69

Total return*                                                       (4.18%)
Ratios to average net assets:
     Net investment income (loss)                                   .94%(a)
     Total expenses+                                                .87%(a)
     Net expenses                                                   .82%(a)
     Expenses reimbursed                                            .79%(a)
Portfolio turnover                                                      38%
Net assets, ending (in thousands)                                    $1,254
Number of shares outstanding, ending (in thousands)                     107

(a) Annualized
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
* Total return does not reflect deduction of any front-end or deferred sales charge.
^ From January 31, 1997 inception.
# From April 1, 1998 inception.
^^ From March 1, 1999 inception.

A special meeting of shareholders was scheduled for February 24, 1999. There were several proposals voted upon at the meeting. A brief description of each proposal and the number of votes received for, against, and votes to abstain is shown below. All proposals were passed.

Proposal 1 - To elect the Board of Trustees.
Nominees                                 For           Against
Richard L. Baird, Jr.              2,442,362           597,485
Frank H. Blatz, Jr.                2,458,354           581,493
Frederick T. Borts                 2,458,842           581,005
Charles E. Diehl                   2,460,956           578,891
Douglas E. Feldman                 2,460,421           579,426
Peter W. Gavian                    2,457,191           582,656
John G. Guffey, Jr.                2,428,812           611,035
Barbara J. Krumsiek                2,462,115           577,732
M. Charito Kruvant                 2,463,005           576,842
Arthur J. Pugh                     2,459,433           580,414
David R. Rochat                    2,461,667           578,180
D. Wayne Silby                     2,460,873           578,974

Proposal 2 was for another fund in the proxy.

Proposal 3 - To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

               For           Against          Abstain
         2,647,046            54,222          338,575

Proposal 4 - To authorize TCF and/or CAMCO to enter into a new and/or materially amend an existing investment subadvisory agreement with a subadvisor in the future without having to first obtain shareholder approval.

               For           Against        Abstain         Broker Non-Vote
         2,070,722           166,741        314,561                 487,823

Proposal 5 -To ratify each Board's selection of auditors, PricewaterhouseCoopers LLP.

               For           Against          Abstain
         2,736,621            20,287          282,938

Calvert Group and the Year 2000
Plans and Progress

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One - Assess Systems and Software. Develop an Action Plan
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

         Calvert Group systems - portfolio trading, sales contact and reporting and internal management reporting transfer agency systems - shareholder record-keeping and transaction processing subadvisor systems - investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two - Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three - Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK